UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

NEWMONT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E Layton Ave Denver, Colorado	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 863-7414

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.       OTHER EVENTS

As previously disclosed, Newmont Corporation (“Newmont”) completed its business combination transaction with Newcrest Mining Limited, an Australian public company limited by shares (“Newcrest”), whereby Newmont, through its indirect wholly owned subsidiary, Newmont Overseas Holdings Pty Ltd, an Australian proprietary company limited by shares, acquired all of the issued and fully paid ordinary shares of Newcrest (such acquisition, the “Transaction”).

This Current Report on Form 8-K is being made to provide certain unaudited pro forma condensed combined financial information of Newmont giving effect to the Transaction and related notes for the year ended December 31, 2023 required pursuant to Article 11 of Regulation S-X filed herewith as Exhibit 99.1 and incorporated herein by reference.

The pro forma financial information included herein has been presented for informational purposes only. It does not purport to represent the actual financial position or results of operations that Newmont and Newcrest would have achieved had the companies been combined as of the date or during the periods presented in the pro forma financial information and is not intended to project the future financial position or results of operations that the combined company may achieve following implementation of the Transaction.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Newmont reflecting the Transaction and related notes for the year ended December 31, 2023 are incorporated herein by reference as Exhibit 99.1.

(d) Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial information of Newmont giving effect to the Transaction for the year ended December 31, 2023 and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT CORPORATION

Date: July 26, 2024	By:	/s/ LOGAN HENNESSEY
Logan Hennessey
Vice President, Deputy General Counsel and Corporate Secretary